            As filed with the Securities and Exchange Commission on June 2, 1998
                                                                Registration No.
================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                       _________________________________
                                    FORM S-8

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                    _______________________________________
                         YORK INTERNATIONAL CORPORATION
             (Exact name of Registrant as specified in its charter)

            Delaware                              13-3473472
 (State or other jurisdiction of      (I.R.S. Employer Identification No.)
  incorporation or organization)

     631 South Richland Avenue                      17403
       York, Pennsylvania                         (Zip Code)
(Address of Principal Executive Offices)

  York International Corporation Amended and Restated 1992 Omnibus Stock Plan
                            (Full title of the plan)

                                 Jane G. Davis
                 Vice President, Secretary and General Counsel
                         York International Corporation
                           631 South Richland Avenue
                           York, Pennsylvania  17403
                    (Name and address of agent for service)

                                 (717) 771-7890
         (Telephone number, including area code, of agent for service)

                        CALCULATION OF REGISTRATION FEE

Title of Securities      Amount to be        Proposed maximum      Proposed maximum         Amount of
 to be registered         registered        offering price per        aggregate          registration fee
                                                  share*            offering price
-----------------------------------------------------------------------------------------------------------
Common Stock              1,380,000
$.005 Par Value             Shares                $50.00               $69,000,000               $20,355
-----------------------------------------------------------------------------------------------------------

* Calculated solely for the purpose of computing the registration fee pursuant to Rule 457(c) and (h), based upon the reported closing price of York International Corporation Common Stock on the New York Stock Exchange, Inc. on May 29, 1998.


                     (The Exhibit Index is found on page 5)

                                    PART II


                          PRIOR REGISTRATION STATEMENT

          This registration statement is filed with the Securities and Exchange Commission (the "Commission") for the purpose of registering additional shares of Common Stock of the registrant in connection with its Amended and Restated 1992 Omnibus Stock Plan (the "Plan"). A registration statement on Form S-8, File No. 33-64684 (the "Prior Registration Statement") was filed on June 18, 1993 in respect of shares of Stock to be offered pursuant to the Plan and is currently effective. The contents of the Prior Registration Statement, to the extent not otherwise amended or superseded by the contents hereof, are incorporated herein by reference.

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 8.    Exhibits.
           ---------

   Exhibit Number                           Description
   --------------                           -----------

        5.1             Opinion of Jane G. Davis
       23.1             Consent of Jane G. Davis (included in Exhibit 5.1)
       23.2             Consent of KPMG Peat Marwick LLP
       24.1             Powers of Attorney

                                   SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of York, Commonwealth of Pennsylvania, on June 1, 1998.

                                          YORK INTERNATIONAL CORPORATION

                                                  / S /  Jane G. Davis
                                          By:  _________________________________
                                                Jane G. Davis
                                                Vice President, Secretary and
                                                General Counsel

       Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

              *
_______________________________              June 1, 1998
Robert N. Pokelwaldt
Chief Executive Officer and Director

              *
_______________________________              June 1, 1998
John R. Tucker President, Chief Operating
Officer and Director

              *
_______________________________              June 1, 1998
C. David Myers, Controller

              *
_______________________________              June 1, 1998
Malcolm W. Gambill, Director

              *
_______________________________              June 1, 1998
Robert F. B. Logan, Director

              *
_______________________________              June 1, 1998
Gerald C. McDonough, Director


              *
_____________________________                June 1, 1998
Donald M. Roberts, Director

 *
_____________________________                June 1, 1998
James A. Urry, Director

 *
_____________________________                June 1, 1998
John E. Welsh, III, Director

 *
_____________________________                June 1, 1998
Walter B. Wriston, Director


      / S /  Jane G. Davis
*By____________________________
     Jane G. Davis
     Attorney-in-Fact

                                 EXHIBIT INDEX



        Exhibit Number                              Description
        --------------                              -----------

            5.1                  Opinion of Jane G. Davis
           23.1                  Consent of Jane G. Davis (included in Exhibit 5.1)
           23.2                  Consent of KPMG Peat Marwick LLP
           24.1                  Powers of Attorney